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                                                                    EXHIBIT 23.2


                   [CASTAING, HUSSEY & LOLAN, LLC LETTERHEAD]


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 28, 2001 included in IBERIABANK Corporation's Form 10-K for the year ended December 31, 2000 and to all references to our Firm included in this registration statement.



/s/ CASTAING, HUSSEY & LOLAN, LLC

New Iberia, LA
June 18, 2001